Accounts Receivable, net	9 Months Ended
Sep. 30, 2023
Accounts Receivable, after Allowance for Credit Loss [Abstract]
Accounts Receivable, net
4. Accounts Receivable, net
Accounts receivable, net consist of the following (
in thousands
):

	As of September 30, 2023	As of December 31, 2022	As of December 31, 2021
Accounts receivable	$119,869	$98,500	$81,708
Allowance for credit losses	2,994	949	959

Accounts receivable, net	$116,875	$97,551	$80,749

For the three and nine months ended September 30, 2023, the Company recorded a $2.0 million increase in allowance for credit losses related to expected credit losses from a customer in bankruptcy experiencing financial distress. For the three
and
nine
months ended September 30, 2022, the Company had immaterial movements related to direct write-downs charged against the allowance for credit losses.